SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 27, 2003
(Date of earliest event reported)

TERAYON COMMUNICATION SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-24647	77-0328533

(State or other jurisdiction	(Commission	(I.R.S. employer
of incorporation)	file number)	identification no.)

4988 Great America Parkway, Santa Clara, CA 95054

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 235-5500

Item 9. Regulation FD Disclosure.
Item 7. Exhibits.
SIGNATURES
INDEX OF EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

Item 9. Regulation FD Disclosure.

     On May 27, 2003, Terayon Communication Systems, Inc. (Company) announced in a press release that Hanvit I&B, a customer located in Korea, deployed the Company’s DOCSIS 2.0 cable data system. The press release is attached hereto as Exhibit 99.1.

     On May 28, 2003, the Company announced in a press release that its DM 6400 Network CherryPicker won the advanced video category in Communications Technology magazine’s 2003 Readers’ Choice Awards. The press release is attached hereto as Exhibit 99.2.

Item 7. Exhibits.

99.1	Press Release, dated May 27, 2003, entitled Terayon Chosen for Korea’s First DOCSIS 2.0 Cable Broadband Deployment by Korea’s Hanvit I&B.
99.2	Press Release, dated May 28, 2003, entitled Terayon’s Network CherryPicker Wins Communications Technology Magazine Readers’ Choice Award.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Terayon Communication Systems, Inc.

By:	/s/ Zaki Rakib

Zaki Rakib Chief Executive Officer

Date: May 30, 2003

INDEX OF EXHIBITS

99.1	Press Release, dated May 27, 2003, entitled Terayon Chosen for Korea’s First DOCSIS 2.0 Cable Broadband Deployment by Korea’s Hanvit I&B.
99.2	Press Release, dated May 28, 2003, entitled Terayon’s Network CherryPicker Wins Communications Technology Magazine Readers’ Choice Award.